Property, Equipment and Leasehold Improvement, Net	12 Months Ended
Dec. 31, 2023
Property, Equipment and Leasehold Improvement, Net
Property, Equipment and Leasehold Improvement, Net

6.Property, Equipment and Leasehold Improvement, Net

The following is a summary of property, equipment and leasehold improvement, net:

	December 31,	December 31,
	2022	2023
	RMB	RMB
Electronic equipment	80,099	79,432
Furniture and office equipment	3,273	2,890
Vehicles	2,818	294
Leasehold improvement	15,407	17,373
Total property, equipment and leasehold improvement	101,597	99,989
Less: accumulated depreciation	(75,051)	(82,701)
Property, equipment and leasehold improvement, net	26,546	17,288

Depreciation expenses were RMB19.2 million, RMB18.1 million and RMB13.2 million for the years ended December 31, 2021, 2022 and 2023, respectively. No impairment charge was recognized for any of the years presented.